[LOGO OF BANK HAPOALIM]


                                                         As of November 15, 2003

Level 8 Systems, Inc.
8000 Regency Parkway
Cary, NC  27511

     RE: TERM LOAN EXTENDED BY BANK HAPOALIM B.M. (THE "BANK") TO LEVEL 8 SYSTEMS, INC. (THE "BORROWER") DATED MARCH 6, 2002 IN PRESENT OUTSTANDING AMOUNT OF $1,971,000.00 (THE "LOAN")

Gentlemen:

This will confirm that, at the request of the Borrower, the Bank has agreed, subject to the conditions set forth below, to extend the maturity date of the Loan from November 15, 2003 to November 8, 2004. The effectiveness of the extension of the maturity date of the Loan is subject to the Bank's receipt of such documentation as it may request, including, but not limited to the following, each in form and substance satisfactory to the Bank: (a) this Letter Agreement dated the date hereof, (b) a new Promissory Note in the amount of $1,971,000.00 dated the date hereof executed by the Borrower in favor of the Bank in substitution of and replacement for the existing Promissory Note in the amount of $3,000,000.00 by the Borrower in favor of the Bank dated March 6, 2002, (c) a Letter of Undertaking from Bank Hapoalim B.M. Rishon Le Zion Branch in amount not less than $2,171,000.00, (d) an opinion of Borrower's counsel and
(e) any other documents as the Bank may require. The effectiveness of the terms of this Letter Agreement is also subject to repayment by the Borrower to the Bank in immediately available funds in lawful money of the United States of such amount necessary, if any, to reduce the outstanding balance under the Loan to $1,971,000.00. The Borrower shall also pay the Bank a documentation fee of $350.00.

Please indicate your acknowledgment of and agreement to the foregoing by signing and returning the enclosed copy of this letter to the attention of Maxine Levy, Vice President.

                                                    Very truly yours,


Acknowledged and Agreed to                          BANK HAPOALIM B.M.

LEVEL 8 SYSTEMS, INC.                               By:
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By:
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NEW YORK BRANCHES
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              1177 Avenue of the Americas New York NY 10036-2790 T.
                212 782 2000 F. 212 782 2222 www.hapoalimusa.com


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